Exhibit 10.2

EXECUTION VERSION

FOURTH AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

FOURTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (hereinafter referred to as the “Amendment”) dated as of April 17, 2009, by and among EXCO OPERATING COMPANY, LP (formerly known as EXCO Partners Operating Partnership, LP) (“Borrower”), CERTAIN SUBSIDIARIES OF BORROWER, as Guarantors (the “Guarantors”), the LENDERS party hereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as Administrative Agent (“Administrative Agent”). Unless the context otherwise requires or unless otherwise expressly defined herein, capitalized terms used but not defined in this Amendment have the meanings assigned to such terms in the Credit Agreement (as defined below).

WITNESSETH:

WHEREAS, Borrower, Guarantors, Administrative Agent and Lenders have entered into that certain Amended and Restated Credit Agreement dated as of March 30, 2007, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of February 20, 2008, that certain Second Amendment to Amended and Restated Credit Agreement dated as of July 14, 2008 and that certain Third Amendment to Amended and Restated Credit Agreement dated as of December 1, 2008 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, Administrative Agent, Lenders, Borrower and Guarantors desire to amend the Credit Agreement as provided herein upon the terms and conditions set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Guarantors, Administrative Agent and the Lenders hereby agree as follows:

SECTION 1. Amendments to Credit Agreement. Subject to the satisfaction or waiver in writing of each condition precedent set forth in Section 2 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement shall be amended in the manner provided in this Section 1.

1.1 Additional Definitions. The following definitions shall be and they hereby are added to Section 1.01 of the Credit Agreement in appropriate alphabetical order:

“Cash Collateral Account” has the meaning assigned to such term in Section 2.07(j).

“LMIR” means, for any day, a rate per annum equal to the rate for one month U.S. dollar deposits as reported on Reuters BBA Libor Rates Page 3750 as of 11:00 a.m., London time, on such day, or if such day is not a Business Day, then the immediately preceding Business Day (or if not so reported, then any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market).

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1.2 Amended Definitions. Section 1.01 of the Credit Agreement shall be and it hereby is amended by amending and restating the following definitions in their respective entireties to read as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus one-half of one percent ( 1/2 of 1%) and (c) the LMIR on such day plus 1.00%. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the LMIR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the LMIR, respectively.

“Applicable Rate” means, for any day, with respect to any Eurodollar Loan or ABR Loan, or with respect to the Unused Commitment Fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Eurodollar Spread”, “ABR Spread” or “Unused Commitment Fee Rate”, as the case may be, based upon the Borrowing Base Usage applicable on such date:

Borrowing Base Usage	Eurodollar Spread	ABR Spread	Unused Commitment Fee Rate
> 90%	250 b.p.	150 b.p.	50 b.p.

> 75% and < 90%	225 b.p.	125 b.p.	50 b.p.

> 50% and < 75%	200 b.p.	100 b.p.	50 b.p.

< 50%	175 b.p.	75 b.p.	50 b.p.

Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next change.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York, New York or Dallas, Texas are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan or to determine LMIR, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.

“Cash Management Obligations” means, with respect to any Credit Party, any obligations of such Credit Party owed to any Lender (or any Affiliate of any Lender) in respect of treasury management arrangements, depositary or other cash management services, including commercial credit card and merchant card services.

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“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of the Loans, participations in LC Disbursements or participations in Swingline Loans required to be funded by it hereunder within one Business Day of the date required to be funded by it hereunder, (b) notified the Borrower, the Administrative Agent, the Issuing Bank, the Swingline Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement, (c) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within one Business Day of the date when due, unless the subject of a good faith dispute, or (d) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that the Administrative Agent shall provide written notice to any Lender determined by the Administrative Agent to be a Defaulting Lender hereunder (and the Administrative Agent shall provide a copy of such determination to the Borrower).

“Permitted Refinancing” means any Indebtedness of the Borrower, and Indebtedness constituting Guarantees thereof by Restricted Subsidiaries, incurred or issued in exchange for, or the net proceeds of which are used to extend, refinance, renew, replace (whether or not contemporaneously), defease or refund, other Indebtedness of the Borrower, in whole or in part, from time to time; provided that (i) the aggregate principal amount of such Permitted Refinancing does not exceed the aggregate principal amount of Indebtedness permitted under Section 7.01(h), (ii) such Permitted Refinancing has a stated maturity no later than January 15, 2010, (iii) the covenant, default and remedy provisions of such Permitted Refinancing are not materially more restrictive, taken as a whole, on the Borrower and its Subsidiaries than those set forth in the term sheet attached hereto as Annex I, and (iv) such Permitted Refinancing and any Guarantee in respect thereof is unsecured.

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1.3 Swingline Loans. Clause (a) of Section 2.06 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans to the Borrower from time to time during the Availability Period, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding $10,000,000 or (ii) the Aggregate Credit Exposure exceeding the Aggregate Commitment, provided that the Swingline Lender shall not be required to make a Swingline Loan (x) to refinance an outstanding Swingline Loan or (y) if at the time such Swingline Loan is requested by the Borrower pursuant to Section 2.06(b), any Lender is a Defaulting Lender. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Swingline Loans.

1.4 Swingline Loans. Section 2.06 of the Credit Agreement shall be and it hereby is amended by adding a new clause (d) to the end thereof to read as follows:

(d) If any Swingline Loan is outstanding at the time any Lender is a Defaulting Lender, upon the written request of the Swingline Lender, the Borrower shall promptly, and in any event within one (1) Business Day after receipt of such written request, prepay to the Swingline Lender the then unpaid principal amount of each Swingline Loan.

1.5 Letters of Credit. Clause (b) of Section 2.07 of the Credit Agreement shall be and it hereby is amended by adding the following provision to the end thereof:

Notwithstanding the foregoing, the Issuing Bank shall not at any time be obligated to issue, amend, renew or extend any Letter of Credit if any Lender is at such time a Defaulting Lender hereunder, unless the Borrower cash collateralizes such Defaulting Lender’s portion of the total LC Exposure (calculated after giving effect to the issuance, amendment, renewal or extension of such Letter of Credit) in accordance with the procedures set forth in Section 2.07(j).

1.6 Letters of Credit. Clause (j) of Section 2.07 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(j) Cash Collateralization.

(i) If at any time the Borrower elects to cash collateralize the LC Exposure of any Defaulting Lender pursuant to Section 2.07(b), the Borrower shall deposit in an account with the Administrative Agent, in the name of the Administrative Agent and for the benefit of the Lenders (the “Cash Collateral Account”), an amount in cash equal to such Defaulting Lender’s portion of the total LC Exposure at such time as calculated pursuant to Section 2.07(b) (less any amounts already on deposit in such Cash Collateral Account representing cash collateral for any portion of such Defaulting Lender’s portion of the total LC Exposure).

(ii) If any Letter of Credit is outstanding at the time any Lender is a Defaulting Lender, upon the written request of the Issuing Bank demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall promptly, and in any event

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within one (1) Business Day after receipt by the Borrower of written notice, cash collateralize such Defaulting Lender’s portion of the total LC Exposure at such time by depositing in the Cash Collateral Account an amount in cash equal to such Defaulting Lender’s portion of the total LC Exposure (less any amounts already on deposit in such Cash Collateral Account representing cash collateral for any portion of such Defaulting Lender’s portion of the total LC Exposure).

(iii) If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Administrative Agent or the Required Lenders (or, if the maturity of the Loans has been accelerated, Lenders with LC Exposure representing greater than sixty-six and two-thirds percent (66 2/3%) of the total LC Exposure) demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in the Cash Collateral Account an amount in cash equal to the total LC Exposure as of such date plus any accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article IX.

(iv) Deposits in the Cash Collateral Account made pursuant to the foregoing paragraphs (i), (ii) and (iii) shall be held by the Administrative Agent as collateral for the payment and performance of the obligations of the Borrower under this Agreement and Borrower hereby grants a security interest in such cash and each deposit account into which such cash is deposited to secure the Obligations. The Administrative Agent shall have exclusive dominion and control, including the exclusive right of withdrawal, over the Cash Collateral Account. Other than interest at the rate per annum in effect for accounts of the same type maintained with the Administrative Agent at such time and any interest earned on the investment of such deposits, which investments shall be of the type described in clause (b) of the definition of Permitted Investments and shall be made by the Administrative Agent in consultation with the Borrower (unless an Event of Default shall have occurred and be continuing, in which case, such investments shall be made at the option and sole discretion of the Administrative Agent) and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Administrative Agent to reimburse the Issuing Bank for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated (but subject to the consent of Lenders with LC Exposure representing sixty-six and two-thirds percent (66 2/3%) or more of the total LC Exposure), be applied to satisfy other Obligations of the Borrower under this Agreement.

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(v) If the Borrower is required to provide an amount of cash collateral pursuant to paragraphs (i), (ii) or (iii) above, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after (x) in the case of cash collateral provided pursuant to paragraphs (i) or (ii) above, the applicable Defaulting Lender is no longer a Defaulting Lender and (y) in the case of cash collateral provided pursuant to paragraph (iii) above, all Events of Default have been cured or waived.

1.7 Fees. Clauses (a) and (b) of Section 2.13 of the Credit Agreement shall be and they hereby are amended and restated in their entirety to read as follows:

(a) The Borrower agrees to pay to the Administrative Agent, for the account of each Lender, an unused commitment fee (the “Unused Commitment Fee”) equivalent to the Applicable Rate times the daily average of the total Unused Commitments. Such Unused Commitment Fee shall be calculated on the basis of a year consisting of 360 days. The Unused Commitment Fee shall be payable in arrears on the last day of March, June, September and December of each year, commencing with the first such date to occur after the Effective Date, and on the Maturity Date for any period then ending for which the Unused Commitment Fee shall not have been theretofore paid. In the event the Aggregate Commitment terminates on any date other than the last day of March, June, September or December of any year, the Borrower agrees to pay to the Administrative Agent, for the account of each Lender, on the date of such termination, the total Unused Commitment Fee due for the period from the last day of the immediately preceding March, June, September or December, as the case may be, to the date such termination occurs. Notwithstanding anything to the contrary contained herein, for so long as any Lender is a Defaulting Lender hereunder, the portion of the Unused Commitment Fee attributable to such Defaulting Lender shall cease to accrue pursuant to the terms of this Section 2.13(a) and the Borrower shall have no obligation to pay any Unused Commitment Fee for the account of such Defaulting Lender for the period of time such Lender is a Defaulting Lender.

(b) The Borrower agrees to pay (i) to the Administrative Agent for the account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at the same Applicable Rate used to determine the interest rate applicable to Eurodollar Loans on the average daily amount of such Lender’s LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the Issuing Bank a fronting fee, which shall accrue at the rate or rates per annum separately agreed upon between the Borrower and the Issuing Bank on the average daily amount of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Effective Date to but excluding the later of the date of termination of the Aggregate Commitment and the date on which there ceases to be any LC Exposure, as well

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as the Issuing Bank’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees accrued through and including the last day of March, June, September and December of each year shall be payable on the third Business Day following such last day, commencing on the first such date to occur after the Effective Date; provided that all such fees shall be payable on the date on which the Aggregate Commitment terminates and any such fees accruing after the date on which the Aggregate Commitment terminates shall be payable on demand. Any other fees payable to the Issuing Bank pursuant to this paragraph shall be payable within ten (10) days after demand. All participation fees and fronting fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day). Notwithstanding anything to the contrary contained herein, for so long as any Lender is a Defaulting Lender hereunder and, to the extent required, the Borrower has cash collateralized such Defaulting Lender’s portion of the total LC Exposure pursuant to Section 2.07(j), the portion of the participation fees attributable to such Defaulting Lender pursuant to clause (i) of this Section 2.13(b) shall cease to accrue pursuant to the terms of this Section 2.13(b) and the Borrower shall have no obligation to pay any participation fees to the Administrative Agent for the account of such Defaulting Lender for the period of time such Lender is a Defaulting Lender and, to the extent required, such Defaulting Lender’s portion of the total LC Exposure is cash collateralized pursuant to Section 2.07(j); provided, however, that in the event the Borrower has not cash collateralized any Defaulting Lender’s portion of the total LC Exposure pursuant to, and as required under, Section 2.07(j), then, without prejudice to any rights or remedies of the Issuing Bank or any Lender hereunder, all participation fees accruing during the period of time such Lender is a Defaulting Lender that otherwise would have been payable for the account of such Defaulting Lender pursuant to clause (i) of this Section 2.13(b) shall be payable to the Issuing Bank for the account of the Issuing Bank until such Defaulting Lender’s LC Exposure is cash collateralized pursuant to, and as required under, Section 2.07(j).

1.8 Financial Statements; Other Information. Clauses (a) and (b) of Section 6.01 of the Credit Agreement shall be and they hereby are amended and restated in their entirety to read as follows:

(a) within ninety (90) days after the end of each fiscal year of the Borrower, the audited consolidated (and unaudited consolidating) balance sheet and related consolidated (and with respect to statements of operations, consolidating) statements of operations, partners’ equity and cash flows of the Borrower and its Consolidated Subsidiaries as of the end of and for such year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by a firm of independent public accountants reasonably acceptable to Administrative Agent (without a “going concern” or like qualification or exception and without any qualification or exception as to the scope of such audit) to the effect that such consolidated financial statements

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present fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied;

(b) within forty-five (45) days after the end of each fiscal quarter of the Borrower, the consolidated (and unaudited consolidating) balance sheet and related consolidated (and with respect to statements of operations, consolidating) statements of operations, partners’ equity and cash flows of the Borrower and its Consolidated Subsidiaries as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth in each case in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by a Responsible Officer as presenting fairly in all material respects the financial condition and results of operations of the Borrower and its Consolidated Subsidiaries on a consolidated and consolidating basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes;

1.9 Title Data. Section 6.10 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 6.10. Title Data. The Borrower will, and will cause each Guarantor to, deliver to the Administrative Agent such opinions of counsel or other evidence of title as the Administrative Agent shall deem reasonably necessary or appropriate to verify (a) at all times from and after the Effective Date, not less than ninety percent (90%) of the Engineered Value of the Borrowing Base Properties that are required to be subject to a Mortgage pursuant to Section 6.09 and (b) the validity, perfection and priority of the Liens created by such Mortgages and such other matters regarding such Mortgages as Administrative Agent shall reasonably request.

1.10 Affirmative Covenants. Article VI of the Credit Agreement shall be and it hereby is amended by adding a new Section 6.16 to the end thereof to read as follows:

Section 6.16. Prepayment of Term Loans. Upon receipt of any cash equity contribution from EXCO or any of its Subsidiaries (other than the Credit Parties), the Borrower shall promptly, and in any event within one (1) Business Day after receipt thereof, use the proceeds of such cash equity contribution to prepay the Revolving Loans to the extent required to cause the Aggregate Commitment to exceed the Aggregate Credit Exposure by an amount equal to ten percent (10%) of the Aggregate Commitment and so long as no Default has occurred and is continuing or would result from the making of such prepayment, use any remaining proceeds from such cash equity contribution to prepay the Term Loans; provided that if a Default exists at the time such cash equity contribution is received by the Borrower or would occur as a result of such prepayment of the Term Loans, the Borrower shall use all of the proceeds of such cash equity contribution to prepay the Revolving Loans.

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1.11 Indebtedness. Clause (h) of Section 7.01 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(h) unsecured Indebtedness of the Borrower under the Senior Unsecured Term Loan Facility in an aggregate outstanding principal amount not to exceed at any time $300,000,000 less the aggregate amount of all repayments and prepayments of any Term Loans, and any Permitted Refinancing of any Indebtedness permitted under this clause (h); and

1.12 Swap Agreements. Section 7.05 of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

Section 7.05 Swap Agreements. The Borrower will not, nor will it permit any of its Restricted Subsidiaries to, enter into or maintain any Swap Agreement, except the Existing Swap Agreements, and Swap Agreements entered into in the ordinary course of business with Approved Counterparties and not for speculative purposes to (a) hedge or mitigate Crude Oil and Natural Gas price risks to which the Borrower or any Restricted Subsidiary has actual exposure, and (b) effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of any Credit Party; provided that such Swap Agreements (at the time each transaction under such Swap Agreement is entered into) would not cause the aggregate notional amount of Hydrocarbons under all Swap Agreements then in effect (including the Existing Swap Agreements) to exceed at any time (i) eighty percent (80%) of the “forecasted production from total proved reserves” (as defined below) of the Borrower and the Restricted Subsidiaries for each of the first two years of the forthcoming five year period and (ii) seventy percent (70%) of the forecasted production from total proved reserves of the Borrower and the Restricted Subsidiaries for each of the third, fourth and fifth years of the forthcoming five year period. As used in this Section, “forecasted production from total proved reserves” means the forecasted production of Crude Oil and Natural Gas as reflected in the most recent Reserve Report delivered to the Administrative Agent pursuant to Section 6.01, after giving effect to any pro forma adjustments for the consummation of any acquisitions or dispositions since the effective date of such Reserve Report. Once the Borrower or any Restricted Subsidiaries enters into a Swap Agreement or any hedge transaction pursuant to any Swap Agreement, the terms and conditions of such Swap Agreement and such hedge transaction may not be amended or modified, nor may such Swap Agreement or hedge transaction be sold, assigned, transferred, cancelled or otherwise disposed of without the prior written consent of Majority Lenders. Each Credit Party and each Lender agrees and acknowledges that (i) the Existing Swap Agreements are Swap Agreements permitted under this Section 7.05, (ii) as of the Effective Date, the counterparty to each Existing Swap Agreement is a Lender Counterparty, and (iii) the obligations of the Credit Parties under the Existing Swap Agreements are included in the defined term “Obligations” and such obligations are entitled to the benefits of, and are secured by the Liens granted under, the Security Instruments.

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1.13 Events of Default. Clause (d) of Article IX of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(d) the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 2.12, Section 6.01, Section 6.02, Section 6.03 (with respect to the Borrower or any Restricted Subsidiary’s existence), Section 6.05 (with respect to insurance), Section 6.08, Section 6.16 or in Article VII;

1.14 Notices. Subclause (ii) of Section 11.01(a) of the Credit Agreement shall be and it hereby is amended and restated in its entirety to read as follows:

(ii) if to the Administrative Agent or Issuing Bank, to JPMorgan Chase Bank, N.A., Mail Code IL1-0010, 10 South Dearborn, Chicago, Illinois 60603-2003, Telecopy No. (312) 385-7096, Attention: Claudia Kech, with a copy to JPMorgan Chase Bank, N.A., 2200 Ross Avenue, 3rd Floor, TX1-2911, Dallas, Texas 75201, Telecopy No. (214) 965-3280, Attention: Kimberly A. Coil, Senior Vice President;

1.15 Reaffirmation of Borrowing Base. This Amendment shall constitute a notice of the reaffirmation of the Borrowing Base pursuant to Section 3.04 of the Credit Agreement, and Administrative Agent hereby notifies Borrower that, as of the effective date of this Amendment, the Borrowing Base is $1,300,000,000 until the next Redetermination Date.

SECTION 2. Conditions. The amendments to the Credit Agreement and the reaffirmation of the Borrowing Base set forth in Section 1 of this Amendment shall be effective upon the satisfaction of each of the conditions set forth in this Section 2.

2.1 Execution and Delivery. Each Credit Party, the Required Lenders and the Administrative Agent shall have executed and delivered this Amendment.

2.2 No Default. No Default or Event of Default shall have occurred and be continuing or shall result after giving effect to this Amendment.

2.3 Other Documents. The Administrative Agent shall have received such other instruments and documents incidental and appropriate to the transaction provided for herein as the Administrative Agent or its special counsel may reasonably request, and all such documents shall be in form and substance satisfactory to the Administrative Agent.

SECTION 3. Representations and Warranties of Borrower. To induce the Lenders to enter into this Amendment, each Credit Party hereby represents and warrants to the Lenders as follows:

3.1 Reaffirmation of Representations and Warranties/Further Assurances. After giving effect to the amendments herein, each representation and warranty of such Credit Party contained in the Credit Agreement or in any other Loan Document is true and correct in all material respects on the date hereof (except to the extent such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such date).

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3.2 Corporate Authority; No Conflicts. The execution, delivery and performance by such Credit Party of this Amendment and all documents, instruments and agreements contemplated herein are within such Credit Party’s corporate or other organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any court or agency of government and do not violate or constitute a default under any provision of any applicable law or other agreements binding upon such Credit Party or result in the creation or imposition of any Lien upon any of the assets of such Credit Party except for Liens permitted under Section 7.02 of the Credit Agreement.

3.3 Enforceability. This Amendment has been duly executed and delivered by each Credit Party and constitutes the valid and binding obligation of such Credit Party enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Default. As of the effective date of this Amendment, both before and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Miscellaneous.

4.1 Reaffirmation of Loan Documents and Liens. Except as amended and modified hereby, any and all of the terms and provisions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby in all respects ratified and confirmed by each Credit Party. Each Credit Party hereby agrees that the amendments and modifications herein contained shall in no manner affect or impair the liabilities, duties and obligations of any Credit Party under the Credit Agreement and the other Loan Documents or the Liens securing the payment and performance thereof.

4.2 Parties in Interest. All of the terms and provisions of this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.3 Legal Expenses. Each Credit Party hereby agrees to pay all reasonable fees and expenses of special counsel to the Administrative Agent incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and all related documents.

4.4 Counterparts. This Amendment may be executed in one or more counterparts and by different parties hereto in separate counterparts each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. Delivery of photocopies of the signature pages to this Amendment by facsimile or electronic mail shall be effective as delivery of manually executed counterparts of this Amendment.

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4.5 Complete Agreement. THIS AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

4.6 Headings. The headings, captions and arrangements used in this Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Amendment, nor affect the meaning thereof.

4.7 Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Governing Law. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed as of the date first above written.

BORROWER:

EXCO OPERATING COMPANY, LP
(formerly known as EXCO Partners Operating Partnership, LP)

By:	EXCO Partners OLP GP, LLC its sole general partner

	By:	/s/ J. Douglas Ramsey
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

Address for Notices:

EXCO Operating Company, LP
12377 Merit Drive, Suite 1700
Dallas, Texas 75251
Facsimile No. 214-368-2087
Attn:	Douglas H. Miller
Chief Executive Officer

and

Attn:	J. Douglas Ramsey
Chief Financial Officer

GUARANTORS:

GARRISON GATHERING, LLC
VAUGHAN DE, LLC
VAUGHAN HOLDING COMPANY, L.L.C.
VERNON GATHERING, LLC

By:	/s/ J. Douglas Ramsey
Name:	J. Douglas Ramsey, Ph.D.
Title:	Vice President and Chief Financial Officer for each of the Credit Parties listed above

Fourth Amendment to Second Amended and Restated Credit Agreement – Signature Page

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TALCO MIDSTREAM ASSETS, LTD.

By:	VAUGHAN HOLDING COMPANY, L.L.C., its General Partner

	By:	/s/ J. Douglas Ramsey
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

TGG PIPELINE, LTD.

By:	VAUGHAN HOLDING COMPANY, L.L.C.,
its General Partner

	By:	/s/ J. Douglas Ramsey
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

EXCO PRODUCTION COMPANY, LP (formerly known as Winchester Production Company, Ltd.)

By:	VAUGHAN DE, LLC, Its General Partner

	By:	/s/ J. Douglas Ramsey
	Name:	J. Douglas Ramsey, Ph.D.
	Title:	Vice President and Chief Financial Officer

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JPMORGAN CHASE BANK, N.A., as a Lender and as Administrative Agent,

By:	/s/ Kimberly A. Coil
Name:	Kimberly A. Coil
Title:	Senior Vice President

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UBS LOAN FINANCE LLC as a Lender

By:	/s/ Marie A. Haddad
Name:	Marie A. Haddad
Title:	Associate Director Banking Products Services, US

By:	/s/ Mary E. Evans
Name:	Mary E. Evans
Title:	Associate Director Banking Products Services, US

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CREDIT SUISSE, CAYMAN ISLANDS BRANCH as a Lender

By:	/s/ Rianka Mohan
Name:	Rianka Mohan
Title:	Vice President

By:	/s/ Christopher Reo Day
Name:	Christopher Reo Day
Title:	Associate

Fourth Amendment to Second Amended and Restated Credit Agreement – Signature Page

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LEHMAN BROTHERS COMMERCIAL BANK as a Lender

By:	/s/ Gary Murray
Name:	Gary Murray
Title:	Chief Credit Officer

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BNP PARIBAS as a Lender

By:	/s/ Richard Hawthorne
Name:	Richard Hawthorne
Title:	Director

By:	/s/ Edward Pak
Name:	Edward Pak
Title:	Vice President

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MORGAN STANLEY BANK as a Lender

By:	/s/ Melissa James
Name:	Melissa James
Title:	Authorized Signatory

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ROYAL BANK OF CANADA as a Lender

By:	/s/ Don J. McKinnerney
Name:	Don J. McKinnerney
Title:	Authorized Signatory

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THE ROYAL BANK OF SCOTLAND PLC as a Lender

By:	/s/ Mark Lumpkin, Jr.
Name:	Mark Lumpkin, Jr.
Title:	Vice President

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STERLING BANK as a Lender

By:	/s/ Parul June
Name:	Parul June
Title:	Banking Officer

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UNION BANK, N.A.
(f/k/a UNION BANK OF CALIFORNIA, N.A.) as a Lender

By:	/s/ Douglas Gale
Name:	Douglas Gale
Title:	Vice President

Fourth Amendment to Second Amended and Restated Credit Agreement – Signature Page

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THE BANK OF NOVA SCOTIA as a Lender

By:	/s/ David G. Mills
Name:	Davis G. Mills
Title:	Managing Director

Fourth Amendment to Second Amended and Restated Credit Agreement – Signature Page

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WACHOVIA BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Paul Pritchett
Name:	Paul Pritchett
Title:	Vice President

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WELLS FARGO BANK, N.A. as a Lender

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Vice President

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WESTLB AG, NEW YORK BRANCH as a Lender

By:	/s/ Horst Kleinecke
Name:	Horst Kleinecke
Title:	Executive Director

By:	/s/ Robert Vincent
Name:	Robert Vincent
Title:	Executive Director

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BMO CAPITAL MARKETS FINANCING, INC. as a Lender

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

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ALLIED IRISH BANKS, P.L.C. as a Lender

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ Edward M. Fenk
Name:	Edward Fenk
Title:	Vice President

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DEUTSCHE BANK TRUST COMPANY AMERICAS as a Lender

By:	/s/ Vincent D’Amore
Name:	Vincent D’Amore
Title:	Director

By:	/s/ Silvia L. Spear
Name:	Silvia L. Spear
Title:	Managing Director

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CALYON NEW YORK BRANCH as a Lender

By:	/s/ Michael D. Willis
Name:	Michael D. Willis
Title:	Director

By:	/s/ Darrell Stanley
Name:	Darrell Stanley
Title:	Managing Director

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U.S. BANK NATIONAL ASSOCIATION as a Lender

By:	/s/ Daria Mahoney
Name:	Daria Mahoney
Title:	Vice President

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COMERICA BANK as a Lender

By:	/s/ Peter L. Sefzik
Name:	Peter L. Sefzik
Title:	Senior Vice President

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FORTIS CAPITAL CORP. as a Lender

By:	/s/ Scott Myatt
Name:	Scott Myatt
Title:	Director

By:	/s/ Darrell Holley
Name:	Darrell Holley
Title:	Managing Director

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BANK OF AMERICA as a Lender

By:	/s/ Jeffrey H. Rathkamp
Name:	Jeffrey H. Rathkamp
Title:	Managing Director

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SUMITOMO MITSUI BANKING CORPORATION as a Lender

By:	/s/ Masakazu Hasegawa
Name:	Masakazu Hasegawa
Title:	General Manager

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GOLDMAN SACHS CREDIT PARTNERS L.P. as a Lender

By:	/s/ Andrew Caditz
Name:	Andrew Caditz
Title:	Authorized Signatory

Fourth Amendment to Second Amended and Restated Credit Agreement – Signature Page

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BARCLAYS BANK PLC as a Lender

By:	/s/ Maria Lund
Name:	Maria Lund
Title:	Vice President

Fourth Amendment to Second Amended and Restated Credit Agreement – Signature Page

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